Exhibit 2.384

FIFTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS FIFTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of October 25, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”), as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”), as further amended by that certain Eleventh Amendment to Limited Liability Company Agreement dated as of May 7, 2021 (the “Eleventh Amendment”), as further amended by that certain Twelfth Amendment to Limited Liability Company Agreement dated as of June 28, 2021 (the “Twelfth Amendment”), as further amended by that certain Thirteenth Amendment to Limited Liability Company Agreement dated as of September 16, 2021 (the “Thirteenth Amendment”), as further amended by that certain Fourteenth Thirteenth Amendment to Limited Liability Company Agreement dated as of September 17, 2021 (the “Fourteenth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add two additional Series to be issued by the Company and to amend the terms of six existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to add the add the following immediately below the references to the Exhibits on that begins on page 4 of the Table of Contents to the Existing Operating Agreement:

“Exhibit 367	- Series Designation	SERIES #REGGIEJACKSON1969A'SJERSEY

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 8

Exhibit 368	- Series Designation	SERIES #CARLTONFISKWAVESITFAIRBALL
Exhibit 369	- Series Designation	SERIES #KRAKEN6COLLECTION
Exhibit 370	- Series Designation	SERIES #KOBE1997AIRBALLGAMEUSEDSHOES
Exhibit 371	- Series Designation	SERIES #WILTCHAMBERLAIN1961FLEERRCPSA9
Exhibit 372	- Series Designation	SERIES #GRIFFEY89UPPERDECKSGCGOLD
Exhibit 373	- Series Designation	SERIES #LUKADONCICGUROOKIESNEAKERS
Exhibit 374	- Series Designation	SERIES #RONALDO2002PANINIFUTEBOLSTICKERSPSA10
Exhibit 375	- Series Designation	SERIES #RONALDO2003PANINIMEGACRAQUESPSA10
Exhibit 376	- Series Designation	SERIES #BRADYDEBUTTICKET
Exhibit 377	- Series Designation	SERIES #MLBALLSTARGAMETICKETRUNCOLLECTION”

2.       Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (365); to replace the “.”” that appears at the end of current subsection (366) with a “;”, and to add the following immediately below subsection (366) thereof:

“(367)	- Series Designation	#REGGIEJACKSON1969A'SJERSEY
(368)	- Series Designation	#CARLTONFISKWAVESITFAIRBALL
(369)	- Series Designation	#KRAKEN6COLLECTION
(370)	- Series Designation	#KOBE1997AIRBALLGAMEUSEDSHOES
(371)	- Series Designation	#WILTCHAMBERLAIN1961FLEERRCPSA9
(372)	- Series Designation	#GRIFFEY89UPPERDECKSGCGOLD
(373)	- Series Designation	#LUKADONCICGUROOKIESNEAKERS
(374)	- Series Designation	#RONALDO2002PANINIFUTEBOLSTICKERSPSA10
(375)	- Series Designation	#RONALDO2003PANINIMEGACRAQUESPSA10
(376)	- Series Designation	#BRADYDEBUTTICKET
(377)	- Series Designation	#MLBALLSTARGAMETICKETRUNCOLLECTION”

3.       Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-366” to “Exhibits 1-377”.

4.       Signature blocks for each of: SERIES #REGGIEJACKSON1969A'SJERSEY; SERIES #CARLTONFISKWAVESITFAIRBALL; SERIES #KRAKEN6COLLECTION; SERIES #KOBE1997AIRBALLGAMEUSEDSHOES; SERIES #WILTCHAMBERLAIN1961FLEERRCPSA9; SERIES #GRIFFEY89UPPERDECKSGCGOLD; SERIES #LUKADONCICGUROOKIESNEAKERS; SERIES #RONALDO2002PANINIFUTEBOLSTICKERSPSA10; SERIES #RONALDO2003PANINIMEGACRAQUESPSA10; SERIES #BRADYDEBUTTICKET; and SERIES #MLBALLSTARGAMETICKETRUNCOLLECTION shall be added to the signature page(s) of the Existing Operating Agreement.

5.          Schedules I through XI to this Amendment shall be added, respectively, as Exhibits 367 through and 377 to the Existing Operating Agreement

 6.       Exhibit 167 to the Existing Operating Agreement shall be amended by deleting the date “3/25/21” where it appears and replacing it with “10/25/2021”. Exhibit 168 to the Existing Operating Agreement shall be amended by deleting the date “3/25//21” where it appears and replacing it with “10/25/2021”. Exhibit 183 to the

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 8

Existing Operating Agreement shall be amended by deleting the date “4/4/21” where it appears and replacing it with “10/25/2021”. Exhibit 280 to the Existing Operating Agreement shall be amended by deleting the date “June 15, 2021” where it appears and replacing it with “10/25/2021.

7.       No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.       Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 15 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC

IN WITNESS WHEREOF, this Fifteenth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Pages]

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 15 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC

MANAGING MEMBER OF THE FOLLOWING	#BradyPlayoffContendersBasket
SERIES OF COLLECTABLE SPORTS ASSETS,	#ClementeWhite&GrayBasket
LLC:	#FrankRobinson1957PSA9Basket
#DWadeUltimate
#LEBRONULTIMATE	#JeterFoilRCBasketBGS9.5
#TATISBOWMANBLACKLABEL	#1964KoufaxJersey
#GIANNISGOLDIMMACULATE	#Clemente68Jersey
#TIGERSIFORKIDS	#HallOfFameBaseball
#ANDRETHEGIANT	#Aaron1954PSA8.5
#MARINOMANNINGFAVREJERSEYS	#BettsGoldRefractorBASKET
#GALESAYERSJERSEY	#AcunaGold9.5
#DICKBUTKUSJERSEY	#1969ToppsBasketballSet
#2000PLAYOFFCONTENDERSWAX	#GleyberTorresOrange
#TEDWILLIAMS1939PLAYBALL	#CobbVintageT206Photo
#TATUMFLAWLESS10	#Mays1951Photo
#LEBRONEMBLEMSOFENDORSEMENT	#RodgersPlayoffContendersGreen
#COBBMINTE98	#TraeYoungFlawlessBGS9
#UNITAS1965JERSEY	#Mays1959PSA9Basket
#CHAMBERLAINHSUNIFORM	#YastrzemskiRC9Basket
#TROUTGLOVE	#Koufax55PSA9
#MOOKIEBETTSGLOVE	#Mays1952PSA8
#LEBRONBLACKREFRACTOR	#Mantle1960PSA9
#GIANNISRPA	#MontanaRCPSA10
#BRADYROOKIE	#TigerSPAuthenticBGS9.5
#1986WAX	#Mantle1956PSA8Basket
#GRETZKYOPEECHEE1979	# MagicBirdDrJPSA8Basket
#ZIONRPABGS9	#RickeyHendersonRCPSA10
#BANKS1954PSA9	#MikanRCPhoto
#KOUFAX1955PSA8.5	#Mantle52ToppsPhoto
#MANTLE1952TOPPSPSA8	#NamathRCPhoto
#JORDANROOKIEJERSEY	#Mantle52ToppsPSA7
#TIGERPUTTER	#CrosbyTheCupBasket
#MAHOMESEMERALDRPABGS9	#OvechkinTheCupBGS8.5
#EMMITTSMITHMVPBASKET	#JordanExquisiteBGS8
#EMMITTSMITH10KJERSEY	#CurryRPABGS9.5
#RUTHGEHRIGBALL	#JordanSignedProfessionalBat
#LEBRONROOKIE	#DiMaggio1933Bat
#KAWHIBASKET	#Ruth1916SportingNewsPSA7
#JORDANPSA10	#Andre&HulkWrestlingBasket
#MAHOMESROOKIE	#FrankRobinson500HRBat
#JACKIEROBINSONAUTOBAT	#MagicBirdLogoMan
#ALIWBCBELT	#MessiRookieBasket
#MANTLE1952BOWMANPSA8	#ChamberlainPhilaJersey59-60
#DURANTCHROMEREFRACTORPSA10	#LeBronMeloWadeTrioRC
#GIANNISIMMACULATE	#Mantle54BowmanBasket
#18-19BASKETBALLGROWTHBASKET	#BettsBlueRefractorBasket Ruth33GoudeySGC8
#DoncicBluePSA10	#MayweatherRCPSA10
#Mays1960PSA9	#TysonRCBGS9Basket
#Clemente1955PSA8

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 15 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC

#Elway1984RookieCardPSA10Basket	#1982ToppsBaseballTrayPackCase
#Marino1984RookieCardBGS10Basket	#1909E95SGCSet
#KobeReebokIversonRetros	#NegroLeagueLegendaryCutsBasket
#Mays1951Bowman7	#AcunaBowman10Basket
#OzzieSmithRCBGS9.5	#LukaFlawless9.5
#PaulMolitor1978ToppsPSA10	#03ExquisiteBox
#Mantle1968PSA9Basket	#Jordan85StarBGS8.5
#GaryCarter1975PSA10Basket	#NTBBallWaxBundle
#Mantle1966ToppsPSA9Basket	#BradyChampionshipTicket
#Mantle1957ToppsPSA8.5	#TroutBowmanPristine
#WadeChromeRefractorBGS10	#LBJExquisite
#DeversSuperfractor	#Kobe96RefractorBGS9.5
#JoshAllenGoldBGS9.5	#03ToppsChromeWax
#Maris58ToppsPSA9	#BradyBowman10
#Mantle56PSA9	#KDToppsChrome10
#MessiMegacracks#71PSA9	#LBJKobeToppsBasket
#JackieRobinson53Topps8	#SotoOrangeRefractorBGS9.5
#Mays1956GrayPSA9	#TroutFinestSuperfractor
#Mantle1965Topps9	#MagicBirdDrJPSA9
#Mantle1967Topps9	#Jordan86FleerBGS9.5Basket
#Mantle1964Topps9	#OvechkinSPAuthBasket9.5
#Ruth1933GoudeyRedAutographed	#Mantle1963PSA9
#Mantle1960Topps9	#Gretzky1979Topps9
#Mantle1969Topps9	#MessiMegacracksBGS9.5Basket
#SeagerOrangeRefractorBasket	#HonusWagner1910PSA5
#MahomesNT8.5	#Mantle1953Bowman8Basket
#LukaRookieJersey	#Mantle1953Topps8
#MahomesImmaculate1of1	#Mays1957LadderBasket
#JordanLeBronSignoftheTimes	#AaronDecadeBasket
#LeBronMeloDualLogoman	#BillRussellExquisiteBGS9
#JokicRefractor1of1	#TraeYoungFlawlessGreenBGS9
#KillebrewJersey	#Brady2000SPXSpectrumBGS9.5
#KawhiNT9.5	#MPJChampionshipTicket
#LukaWhiteSparkle	#ErlingHaalandPSA10Basket
#WadeExquisite8.5	#JORDANFLEER86SGC10
#JordanLeBronMagicTripleSigs	#TIGERTOURNAMENTSHIRTBASKET
#KobeAtomicRefractor	#DUNCANPARKERGINOBILITRIPLELOGOMAN
#LeBronSPXBGS9.5	#YAODUNCANDIRKTRIPLELOGOMAN
#SandersPaytonPassingtheTorch	#MAHOMESCONTENDERSCRACKEDICE8
#1955ToppsBaseballSet	#JORDANLEBRONSPXDUALFORCES
#LouGehrigRCPhoto	#GARNETTLEBRONDUALLOGOMAN
#DonovanMitchellNT9.5	#LEBRONMCGRADYLOGOMAN
#AliRookieCardBVG8	#KOBELEBRONJORDANMAGICQUADAUTO
#KoufaxPSA8	#CRISTIANORONALDORC1OF1
#BreesFinestBasket	#SERENA03NETPROPSA10BASKET
#KevinDurantExquisiteBGS9	#JUSTINHERBERTHIDDENTREASURERPA
#ShaqRCPSA10Basket	#AMAREGARNETTMCGRADYTRIPLELOGOMAN
#TroutBowmanBasket	#LEBRONCREDENTIALS
#SatchelPaige48LeafSGC30	#LEBRONBLACKDIAMOND
#ShoelessJoeJackson1915PSA8	#MAHOMESBRONZEBASKET

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 15 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC

#CURRYCHROMEREFRACTORPSA10	#YAOMINGFINALGAMESNEAKERS
#KOBE96FINESTREFRACTORSBGS9.5	#HAKEEMOLAJUWON96-97ROADJERSEY
#TIGERSP1010	#CHARLESBARKLEYSUNSJERSEY
#LEBRONBOWMANREFRACTOR10	#TRAEYOUNGFIRSTCAREERSTARTJERSEY
#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5	#ALEXRODRIGUEZ09WSUNIFORM
#LEBRONNUMBERPIECEBGS8.5	#MICHAELJORDANFINALGAMESHORTS
#MIKAN48BOWMANPSA7	#JORDANFINALGAMEWARMUPSHIRT
#ZIONPRIZMSBLUEBGS10	#KEVINDURANTHSJERSEY
#MICHAELPORTERJRBASKET	#IMKEVINDURANTWARRIORSJERSEY
#KAWHIFLAWLESSRAINBOW	#LONZOBALLUCLAJERSEY
#THEROCKBUMBLEBEEPSA10	#EMBIIDFIRST50POINTGAMEJERSEY
#JIMMIEFOXX1938BAT	#PAULPIERCE2010ASGJERSEY
#MANTLE57AUTOBAT	#PAULPIERCE2012ASGJERSEY
#CLEMENTE65-68BAT	#TIMDUNCANPMGGREEN
#SADAHARUOHBAT	#CHRISBOSHGAMEWORNRAPTORSSNEAKERS
#TEDWILLIAMSTRIPLECROWNBAT	#TIMDUNCANSPURSJERSEY
#BABERUTHBOWSOUTPHOTO	#STEPHCURRYSNEAKERS
#LUKATIGER9.5	#LEBRONJAMES2010WARMUPSHIRT
#GIANNISGOLDPRIZMPSA9	#DIRKNOWITZKIJERSEY
#JORDANMAGICLEBRONTRIPLEAUTOJERSEY	#GARNETTSTPATRICKSDAYCELTICSJERSEY
#UNITASPSA8	#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH
#MAHOMESNT1OF1	#KOBEFINALSEASONSNEAKERS
#DIRKNOWITZKIBASKET	#KYRIEIRVINGNETSDEBUTSNEAKERS
#LEBRONEXESSENTIALCREDENTIALSBGS9.5	#KOBEBRYANTFINALASGBALL
#TREVORLAWRENCELEAFBASKET	#KOBEBRYANT2001WARMUPJACKET
#GARNETTSTOUDEMIREDUALLOGOMAN	#KOBEBRYANTROOKIESNEAKERS
#JORDANMAGICDUALJERSEYAUTOSBGS9	#KobeBryantRoyalBlueJordanSneakers
#RUTH1914BALTIMORENEWSSGC3	#KARLMALONE1992JAZZJERSEY
#MAHOMESSBTICKET	#MBAPPEORANGECHROME9.5
#MAHOMESGOLDPRIZM	#MAHOMESCAMOPSA10
#1916THORPE	#LEBRONMELOBOSH2008TRIPLELOGOMAN
#48LEAFRUTHSGC8	#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY
#48LEAFPAIGE3.5	#LEBRON07-08CAVSJERSEY
#ORANGEDOMINGUEZ	#IVERSONMVPJERSEY
#MAHOMESGOLDNT	#LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS
#JORDANEXQUISITE8.5FLASHBACK	#KOBEBRYANTFIRSTWHITE#24JERSEY
#PURPLEMOOKIE	#EDDIEPLANKT206PSA4
#LEBRONEXQUISITEBASKET	#GIANNIS48POINTGAMESNEAKERS
#KAREEMPOINTSRECORDBALL	#JACKIELEAF3.5
#JACKIEROBINSON1952TOPPSPSA8.5	#OSCARROBERTSONCINCINNATIROYALSJERSEY
#WILLIEMAYS1968JERSEY	MIKETROUT2017JERSEY
#WILTCHAMBERLAINLAKERSROADJERSEY	#SHAQROOKIEWARMUPJACKET
#CURRYREFRACTOR9.5	#LEBRONLAKERSCAVSEMPLOYEEGAME
#JORDANLASTDANCESNEAKERS	#REGGIEMILLER1STASGJERSEY
#SCOTTIEPIPPENLASTDANCESNEAKERS	#KEVINGARNETTFINALCAREERJERSEY
#PEYTONMANNINGMVPHELMET	#GIANNISMVPSEASONPLAYOFFJERSEY
#CHICAGOBULLSDYNASTYHARDWOOD	#KOBEBRYANTFINALMSGGAME
#PAULPIERCE05ASGSNEAKERS	#LARRYBIRD3POINTCONTESTSHIRT
#PAULPIERCE09ASGJERSEY
#LINSANITYKNICKSJERSEY

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 15 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC

#YAOMINGJERSEY	#AARONJUDGESUPERFRACTORBGS9.5
#KOBEBRYANT81POINTGAMESHIRT	#CYYOUNG1910E98REDPSA10
#LEBRONROOKIESHOES	#JACKIEROBINSON1950BOWMANPSA9
#KOBEBRYANT50POINTSTREAK	#BABERUTH1917COLLINSMCCARTHYSGC2
#JETERYANKEEPINSTRIPESJERSEY2006	#SATCHELPAIGE1949BOWMANSGC8
#1952MAYSBERKROSSPSA9	#LAMARJACKSONNTMIDNIGHTRPAPSA10
#1952MANTLEBERKROSSPSA8	#LEBRONJAMESBLOCKSERIES1TOPSHOT
#1954BOWMANMAYSPSA9	#Ruth1918LouisvilleSluggerSignedLetter
#MAYS1969TOPPSPSA10	#BobbyOrrBruinsJersey
#BANKS68&69TOPPSPSA10BASKET	#REGGIEJACKSON1969A'SJERSEY
#NOLANRYAN1968MILTONBRADLEYPSA9	#CARLTONFISKWAVESITFAIRBALL
#LEBRON2017ECFCAVSJERSEY	#KRAKEN6COLLECTION
#TRAEYOUNGSNEAKERS43PTGAME	#KOBE1997AIRBALLGAMEUSEDSHOES
#KOBEFINALGAMEVSTORONTOSNEAKERS	#WILTCHAMBERLAIN1961FLEERRCPSA9
#KOBEFINALSEASONSNEAKERSVSDENVER	#GRIFFEY89UPPERDECKSGCGOLD
#KOBEBLACKHISTORYMONTHFINALSEASONSHOES	#LUKADONCICGUROOKIESNEAKERS
#LEBRONMIAMIECF2013JERSEY	#RONALDO2002PANINIFUTEBOLSTICKERSPSA10
#JAMESHARDENNIPSEYHUSTLESNEAKERS	#RONALDO2003PANINIMEGACRAQUESPSA10
#ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY	#BRADYDEBUTTICKET
#DONOVANMITCHELLSNEAKERS16GAMES2018-19	#MLBALLSTARGAMETICKETRUNCOLLECTION
#GIANNISFIRSTMVPSEASONSHOES
#TRAEYOUNGSUMMERLEAGUEJERSEY	each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC
#JORDAN98PLAYOFFBULLSSIGNEDJERSEY
#DEVINBOOKERBELEGENDARYSNEAKERS	By: CS Asset Manager, LLC, a Delaware limited liability company
#LUKADONCIC2021PLAYOFFSSNEAKERS
#1959TOPPSBASEBALLSET	By:	/s/ Ezra Levine
#WARRENSPAHN1948LEAFPSA9	Name:	Ezra Levine
#ROYCAMPANELLA1949BOWMANPSA9	Title:	CEO
#OTTOGRAHAM1950BOWMANPSA9
#ALKALINE1954TOPPSPSA9
#HARMONKILLEBREW1955TOPPSPSA9
#SANDYKOUFAX1956TOPPSGRAYBACKPSA9
#TROUT09BOWMANREDREFRACTORBGS9.5
#VLADJR16BOWMANREDREFRACTORBGS9.5

Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 8

Schedule I to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 367

Series Designation of #REGGIEJACKSON1969A’SJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#REGGIEJACKSON1969A’SJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #REGGIEJACKSON1969A’SJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #REGGIEJACKSON1969A’SJERSEY until dissolution of #REGGIEJACKSON1969A’SJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #REGGIEJACKSON1969A’SJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #REGGIEJACKSON1969A’SJERSEY through that certain Consignment Agreement dated as of 9/27/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #REGGIEJACKSON1969A’SJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #REGGIEJACKSON1969A’SJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.
Number of #REGGIEJACKSON1969A’SJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #REGGIEJACKSON1969A’SJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #REGGIEJACKSON1969A’SJERSEY sold at the Initial Offering of the #REGGIEJACKSON1969A’SJERSEY Interests (excluding the #REGGIEJACKSON1969A’SJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #REGGIEJACKSON1969A’SJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #REGGIEJACKSON1969A’SJERSEY Interests.
Officers	There shall initially be no specific officers associated with #REGGIEJACKSON1969A’SJERSEY, although, the Managing Member may appoint Officers of #REGGIEJACKSON1969A’SJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #ReggieJackson1969A'sJersey

Investment Overview

•	Upon completion of the SERIES #ReggieJackson1969A'sJersey Offering, SERIES #ReggieJackson1969A'sJersey will purchase a Reggie Jackson Oakland Athletics 1969 Game Worn Road Jersey (The “Underlying Asset” with respect to SERIES #ReggieJackson1969A'sJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Reggie Jackson, nicknamed “Mr. October”, is widely considered to be one of the best and most clutch players in the history of the game. He was selected to fourteen MLB All-Star teams as well as the 1973 Most Valuable Player.
•	He helped Oakland win five consecutive American League West divisional pennants, three consecutive American League pennants and three consecutive World Series titles, from 1972 to 1974
•	Jackson helped New York win four American League East divisional pennants, three American League pennants and two consecutive World Series titles, in 1977 and 1978
•	Jackson hit three consecutive home runs at Yankee Stadium in the clinching game six of the 1977 World Series
•	Jackson retired with a career stat line of a .262 batting average, 563 Home Runs and 1702 RBI.
•	He was inducted into the Baseball Hall of Fame in 1993.

Asset Description

Overview and authentication:

•	The offered Game Worn jersey has been photomatched by Resolution Photomatching to the 1969 season
•	In 1969 Reggie Jackson hit .275 with 47 HRs and 118 RBI.
•	Reggie Jackson Grey Oakland Athletics Jersey
•	Size 44 Jersey

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 32

Notable Features:

Grey Oakland Athletics Jersey

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ReggieJackson1969A'sJersey going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 32

Schedule II to Fourteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 368

Series Designation of #CARLTONFISKWAVESITFAIRBALL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CARLTONFISKWAVESITFAIRBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CARLTONFISKWAVESITFAIRBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #CARLTONFISKWAVESITFAIRBALL until dissolution of #CARLTONFISKWAVESITFAIRBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CARLTONFISKWAVESITFAIRBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CARLTONFISKWAVESITFAIRBALL through that certain Consignment Agreement dated as of 10/19/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CARLTONFISKWAVESITFAIRBALL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CARLTONFISKWAVESITFAIRBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #CARLTONFISKWAVESITFAIRBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CARLTONFISKWAVESITFAIRBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CARLTONFISKWAVESITFAIRBALL sold at the Initial Offering of the #CARLTONFISKWAVESITFAIRBALL Interests (excluding the #CARLTONFISKWAVESITFAIRBALL Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CARLTONFISKWAVESITFAIRBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CARLTONFISKWAVESITFAIRBALL Interests.
Officers	There shall initially be no specific officers associated with #CARLTONFISKWAVESITFAIRBALL, although, the Managing Member may appoint Officers of #CARLTONFISKWAVESITFAIRBALL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #CarltonFiskWavesItFairBall

Investment Overview

•	Upon completion of the SERIES #CarltonFiskWavesItFairBall Offering, SERIES #CarltonFiskWavesItFairBall will purchase a Carlton Fisk's 12th inning “walk off” HR ball from 1975 World Series Game 6 (The “Underlying Asset” with respect to SERIES #CarltonFiskWavesItFairBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Carlton Fisk, nicknamed “Pudge” and “The Commander”, is widely considered to be one of the greatest Catchers in the history of the game. He was selected to eleven MLB All-Star teams as well as the 1972 American League Rookie of the Year.
•	He was the first player to be unanimously voted American League Rookie of the Year
•	At the time of his retirement, Fisk held the record for most home runs all-time by a catcher with 351.
•	Fisk is best known for "waving fair" his game-winning home run in the 12th inning of Game 6 of the 1975 World Series.
•	The Red Sox honored him by naming the left field foul pole the “Fisk Foul Pole”.
•	He was inducted into the Baseball Hall of Fame in 2000.
•	Fisk retired with a career stat line of a .269 batting average, 376 Home Runs and 1330 RBI.

Asset Description

Overview and authentication:

•	Game Used HR Ball from 1975 World Series Game 6
•	This is the HR ball from the famous “stay fair” wave that struck the left field foul pole.
•	Game 6 is often considered one of the best games played in Major League history.
•	The Red Sox honored him by naming the left field foul pole the “Fisk Foul Pole”.
•	This ball was sold by Robert Edwards Auction in their 2014 Spring Auction for $142,200.
•	According to REA, “The ball itself is an official American League (MacPhail) ball, displaying minor soiling commensurate with its game use. Interestingly, there is a minor area of abrasion on a side panel that was probably the result of its impact with the mesh screen connected to the foul pole. It should also be noted the use of specially manufactured World Series balls did not begin until 1978; therefore, all balls used in World Series prior to that time were either standard American or National League balls (use of an OAL or ONL ball was dependent upon the home team).”
•	They continued, “Over the past forty years REA has handled countless treasures from baseball's storied past, but only a very few can compare with the offered ball in regard to both historical and cultural significance. This is an item that more rightfully belongs in the Smithsonian Institute than the Baseball Hall of Fame, and one that will represent the crown jewel of any collection in which it resides.”

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 32

Notable Features:

1975 World Series Game 6 Home Run Ball

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CarltonFiskWavesItFairBall going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 32

Schedule III to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 369

Series Designation of #KRAKEN6COLLECTION,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KRAKEN6COLLECTION, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KRAKEN6COLLECTION with effect from the effective date hereof and shall continue to act as the Managing Member of #KRAKEN6COLLECTION until dissolution of #KRAKEN6COLLECTION pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KRAKEN6COLLECTION shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KRAKEN6COLLECTION through that certain Consignment Agreement dated as of 10/7/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KRAKEN6COLLECTION from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KRAKEN6COLLECTION Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.
Number of #KRAKEN6COLLECTION Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KRAKEN6COLLECTION Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KRAKEN6COLLECTION sold at the Initial Offering of the #KRAKEN6COLLECTION Interests (excluding the #KRAKEN6COLLECTION Interests acquired by any Person other than Investor Members).

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 32

Other rights	Holders of #KRAKEN6COLLECTION Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KRAKEN6COLLECTION Interests.
Officers	There shall initially be no specific officers associated with #KRAKEN6COLLECTION, although, the Managing Member may appoint Officers of #KRAKEN6COLLECTION from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Kraken6Collection

Investment Overview

•	Upon completion of the SERIES #Kraken6Collection Offering, SERIES #Kraken6Collection will purchase a Seattle Kraken Inaugural Game Game Worn Jersey Basket (6X) (The “Underlying Asset” with respect to SERIES #Kraken6Collection, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The Seattle Kraken are a professional ice hockey team based in Seattle Washington.
•	The Kraken compete in the National Hockey League as a member of the Pacific Division in the Western Conference and began play during the league’s 2021-22 season.
•	The Kraken will be the first professional hockey team to play in Seattle since the Seattle Totems of the Western Hockey League played their last game in 1975.
•	The Kraken will be the first Seattle hockey team to compete for the Stanley Cup since the Seattle Metropolitans, who won the cup in 1917 and folded in 1924.

Asset Description

Overview and authentication:

•	Six Game Worn Jerseys from the first franchise game on October 12th, 2021 against the Las Vegas Golden Knights.
•	Authenticated for Game Use by MeiGray.
•	The MeiGray team has more than 60 years of experience in the Game-Worn sports memorabilia industry
•	Every jersey from the MeiGray NHL-MGG Game-Worn Jersey partnership is affixed with a unique, counterfeit-proof, individually numbered MGG Inventory tag. This tag contains covert and overt security features and is inserted into the jersey BEFORE THE PLAYER HITS THE ICE.

Notable Features:

•	SIX Seattle Kraken jerseys worn by their players during inaugural game.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Kraken6Collection going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 32

Schedule IV to Fourteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 370

Series Designation of #KOBE1997AIRBALLGAMEUSEDSHOES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBE1997AIRBALLGAMEUSEDSHOES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBE1997AIRBALLGAMEUSEDSHOES with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBE1997AIRBALLGAMEUSEDSHOES until dissolution of #KOBE1997AIRBALLGAMEUSEDSHOES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBE1997AIRBALLGAMEUSEDSHOES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBE1997AIRBALLGAMEUSEDSHOES through that certain Consignment Agreement dated as of 9/30/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBE1997AIRBALLGAMEUSEDSHOES from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBE1997AIRBALLGAMEUSEDSHOES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #KOBE1997AIRBALLGAMEUSEDSHOES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBE1997AIRBALLGAMEUSEDSHOES Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBE1997AIRBALLGAMEUSEDSHOES sold at the Initial Offering of the #KOBE1997AIRBALLGAMEUSEDSHOES Interests (excluding the #KOBE1997AIRBALLGAMEUSEDSHOES Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBE1997AIRBALLGAMEUSEDSHOES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBE1997AIRBALLGAMEUSEDSHOES Interests.
Officers	There shall initially be no specific officers associated with #KOBE1997AIRBALLGAMEUSEDSHOES, although, the Managing Member may appoint Officers of #KOBE1997AIRBALLGAMEUSEDSHOES from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Kobe1997AirBallGameUsedShoes

Investment Overview

•	Upon completion of the SERIES #Kobe1997AirBallGameUsedShoes Offering, SERIES #Kobe1997AirBallGameUsedShoes will purchase a Kobe Bryant 1997 Western Conference Finals Game 5 Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #Kobe1997AirBallGameUsedShoes, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 32

Asset Description

Overview and authentication:

•	Black Adidas sneakers worn in Game 5 of the 1997 Western Conference Finals versus the Utah Jazz, the famous “air ball game”.
•	In an elimination game, Kobe Bryant took 4 shots in the final 2 seconds of regulation and subsequent overtime that all airballed. The Lakers lost the game and their season ended.
•	Kobe says, “It was an early turning point for me in being able to deal with adversity, deal with public scrutiny and self-doubt,” Bryant recalled. “At 18 years old, it was gut-check time…I look back at it now with fond memories of it. Back then, it was misery, it helped to shape me.” (https://www.dailynews.com/2016/01/15/kobe-bryants-airball-game-in-1997-was-as-defining-moment-in-his-career/)
•	Obtained directly from Kobe Bryant by Utah Jazz locker room attendant Preston Truman.
•	Both shoes autographed in gold on the inside heels
•	Size 13.5 shoes

Notable Features:

Black Adidas Sneakers Autographed by Kobe Bryant

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Kobe1997AirBallGameUsedShoes going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 32

Schedule V to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 371

Series Designation of #WILTCHAMBERLAIN1961FLEERRCPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WILTCHAMBERLAIN1961FLEERRCPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WILTCHAMBERLAIN1961FLEERRCPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #WILTCHAMBERLAIN1961FLEERRCPSA9 until dissolution of #WILTCHAMBERLAIN1961FLEERRCPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WILTCHAMBERLAIN1961FLEERRCPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WILTCHAMBERLAIN1961FLEERRCPSA9 through that certain Consignment Agreement dated as of 9/30/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WILTCHAMBERLAIN1961FLEERRCPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.
Number of #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WILTCHAMBERLAIN1961FLEERRCPSA9 sold at the Initial Offering of the #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests (excluding the #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WILTCHAMBERLAIN1961FLEERRCPSA9 Interests.
Officers	There shall initially be no specific officers associated with #WILTCHAMBERLAIN1961FLEERRCPSA9, although, the Managing Member may appoint Officers of #WILTCHAMBERLAIN1961FLEERRCPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #WiltChamberlain1961FleerRCPSA9

Investment Overview

•	Upon completion of the SERIES #WiltChamberlain1961FleerRCPSA9 Offering, SERIES #WiltChamberlain1961FleerRCPSA9 will purchase a Wilt Chamberlain 1961 Fleer PSA 9 (The “Underlying Asset” with respect to SERIES #WiltChamberlain1961FleerRCPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “Goliath”, “The Big Dipper” and “Wilt the Stilt”, Wilt Chamberlain is widely regarded as one of the greatest players in the history of the game.
•	Chamberlain is the only player in history to score 4,000 points in a season. He averaged 50.4 points per game during the 61-62 season, holds the record for most points in a single game with 100, the record for most rebounds in a single game with 55 and led the league in scoring 7 times and rebounding 11 times.
•	Chamberlain was a 2 time NBA Champion, 4 time MVP, 13 time All-Star, 7 time All-NBA First Team and the 1960 NBA Rookie of the Year.
•	Chamberlain was elected to the Pro Basketball Hall of Fame in 1978, the NBA’s 35th Anniversary team of 1980, and in 1996 was chosen as one of the 50 Greatest Players in NBA History.

Asset Description

Overview and authentication:

•	Far and away the key card in the iconic 1961 set, according to the PSA Guide, the 1961 Fleer Wilt Chamberlain “is the only recognized rookie card of the most dominant basketball player to ever play the game.”

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 32

•	The 1961 Fleer Chamberlain is highly condition sensitive, typically struggling with print and poor centering. General wear and chipping are also very common in cards from this period, finding high grade examples is becoming increasingly difficult in today’s market.
•	Graded Mint 9 by PSA, this card is a POP 31 with 3 graded higher out of 1,325 examples graded.
•	According to VCP Pricing, the 2 most recent sales of PSA 9 are $288,000 in August of 2021 via Heritage Auctions and $288,000 in July of 2021 via PWCC.
•	Collectable sold a PSA 9 for $350,000 in April of 2021 that had initially IPOd for $200,000.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 32

Schedule VI to Fourteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 372

Series Designation of #GRIFFEY89UPPERDECKSGCGOLD,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GRIFFEY89UPPERDECKSGCGOLD, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GRIFFEY89UPPERDECKSGCGOLD with effect from the effective date hereof and shall continue to act as the Managing Member of #GRIFFEY89UPPERDECKSGCGOLD until dissolution of #GRIFFEY89UPPERDECKSGCGOLD pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GRIFFEY89UPPERDECKSGCGOLD shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GRIFFEY89UPPERDECKSGCGOLD through that certain Consignment Agreement dated as of 10/2/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GRIFFEY89UPPERDECKSGCGOLD from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GRIFFEY89UPPERDECKSGCGOLD Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #GRIFFEY89UPPERDECKSGCGOLD Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GRIFFEY89UPPERDECKSGCGOLD Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GRIFFEY89UPPERDECKSGCGOLD sold at the Initial Offering of the #GRIFFEY89UPPERDECKSGCGOLD Interests (excluding the #GRIFFEY89UPPERDECKSGCGOLD Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GRIFFEY89UPPERDECKSGCGOLD Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GRIFFEY89UPPERDECKSGCGOLD Interests.
Officers	There shall initially be no specific officers associated with #GRIFFEY89UPPERDECKSGCGOLD, although, the Managing Member may appoint Officers of #GRIFFEY89UPPERDECKSGCGOLD from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Griffey89UpperDeckSGCGold

Investment Overview

•	Upon completion of the SERIES #Griffey89UpperDeckSGCGold Offering, SERIES #Griffey89UpperDeckSGCGold will purchase a Ken Griffey Jr. 1989 Upper Deck #1 SGC 10 (The “Underlying Asset” with respect to SERIES #Griffey89UpperDeckSGCGold, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Kid” and “Junior”, Ken Griffey, Jr. is widely regarded as one of the greatest players in the history of the game.
•	A 13-time All-Star, Griffey is one of the most prolific home run hitters in baseball history. His 630 home runs rank as the seventh-most in MLB history. Griffey was also an exceptional defender and won 10 Gold Glove Awards in center field.
•	Griffey is a 7-time Silver Slugger Award Winner and a 4-time AL Home Run Leader.
•	Griffey was selected to the Major League Baseball All-Century Team. His was inducted to both the Seattle Mariners and Cincinnati Reds Hall of Fame’s, and had his jersey #24 retired by the Mariners.
•	Griffey was elected to the Baseball Hall of Fame, receiving 99.32 percent of the vote, breaking the record previously held by Tom Seaver's 98.84 percent in 1992.

Asset Description

Overview and authentication:

•	This is the key rookie card of one of the best all-around players in baseball history.
•	One of the most iconic baseball cards in the hobby, the 1989 Upper Deck Ken Griffey Jr. rookie card helped usher in a new era as the first card and face of this landmark set.
•	Graded an Gold Pristine by SGC, one of top three grading agencies in the industry. Gold Pristine is the highest grade SGC awards.
•	In 1989, Upper Deck was awarded a license to produce MLB cards. The 1989 set was Upper Deck’s first baseball product to hit the market.
•	On the 20th anniversary of the card’s release, Sports Illustrated called the card, “The Last Iconic Baseball Card.” ESPN would run a Darren Rovell feature on it.
•	1989 was really the perfect storm for Griffey and his cards. He was young, good-looking, big smile, five-tools with a gorgeous swing, top draft pick and noted son of a World Series Champion. Combine that with the inaugural release of the highest quality baseball cards produced up to that point.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 32

Notable Features:

Considered one of the most iconic baseball cards in history.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Griffey89UpperDeckSGCGold going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 32

Schedule VII to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 373

Series Designation of #LUKADONCICGUROOKIESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKADONCICGUROOKIESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKADONCICGUROOKIESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKADONCICGUROOKIESNEAKERS until dissolution of #LUKADONCICGUROOKIESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKADONCICGUROOKIESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKADONCICGUROOKIESNEAKERS through that certain Consignment Agreement dated as of 10/7/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKADONCICGUROOKIESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKADONCICGUROOKIESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.
Number of #LUKADONCICGUROOKIESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKADONCICGUROOKIESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 32

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKADONCICGUROOKIESNEAKERS sold at the Initial Offering of the #LUKADONCICGUROOKIESNEAKERS Interests (excluding the #LUKADONCICGUROOKIESNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LUKADONCICGUROOKIESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKADONCICGUROOKIESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #LUKADONCICGUROOKIESNEAKERS, although, the Managing Member may appoint Officers of #LUKADONCICGUROOKIESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LukaDoncicGURookieSneakers

Investment Overview

•	Upon completion of the SERIES #LukaDoncicGURookieSneakers Offering, SERIES #LukaDoncicGURookieSneakers will purchase a Luka Doncic Rookie Season Game Used and Autographed Sneakers (The “Underlying Asset” with respect to SERIES #LukaDoncicGURookieSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.
•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.
•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.
•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.
•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	Luka Doncic Rookie Season Game Worn Sneakers
•	Photomatched by Resolution Photomatching to 8 games including 1/2/19, 1/4/19, 1/5/19, 1/30/19 and 2/13/19.
•	These sneakers were worn in the same game (1/2/19) as the Luka Doncic Rookie Season Game Used Jersey currently trading on Collectable.
•	White Nike Sneakers
•	Each shoe is autographed by Luka Doncic

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 32

Notable Features:

White Nike Sneakers with Autograph

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaDoncicGURookieSneakers going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 32

Schedule VIII to Fourteenth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 374

Series Designation of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RONALDO2002PANINIFUTEBOLSTICKERSPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 until dissolution of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 through that certain Consignment Agreement dated as of 10/6/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 32

Number of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 sold at the Initial Offering of the #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests (excluding the #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 Interests.
Officers	There shall initially be no specific officers associated with #RONALDO2002PANINIFUTEBOLSTICKERSPSA10, although, the Managing Member may appoint Officers of #RONALDO2002PANINIFUTEBOLSTICKERSPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Ronaldo2002PaniniFutebolStickersPSA10

Investment Overview

•	Upon completion of the SERIES #Ronaldo2002PaniniFutebolStickersPSA10 Offering, SERIES #Ronaldo2002PaniniFutebolStickersPSA10 will purchase a Cristiano Ronaldo 2002 Panini Futebol Stickers PSA 10 (The “Underlying Asset” with respect to SERIES #Ronaldo2002PaniniFutebolStickersPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Cristiano Ronaldo is a Portuguese professional soccer player who plays for Serie A club Juventus and captains the Portugal National team.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 32

•	Often considered the best player in the world and widely regarded as one of the greatest players of all time, Ronaldo has won five Ballon d’Or awards and four European Golden Shoes, both of which are records for a European player.
•	He has won 31 major trophies in his career, including seven league titles, five UEFA Champions Leagues, one UEFA European Championship, and one UEFA Nations League title.
•	Ronaldo holds the records for the most goals (134) and assists (40) in the history of the UEFA Champions League. He is one of the few recorded players to have made over 1,000 professional career appearances and has scored over 770 official senior career goals for club and country. He is also the second male to score 100 international goals and the first European one to achieve the feat.

Asset Description

Overview and authentication:

•	One of the premier rookie cards for the premier footballer of our generation.
•	PWCC describes the card as, “Featuring the young talent during his time at Sporting Portugal, before his big move to Manchester United.”
•	Graded Gem Mint 10 by PSA, this card is one of 22 to have received that grade out of 138 total submissions to PSA.
•	The most recent sale of this card, according to CardLadder, was for $108,000 in a private sale on 9/16/21…prior to that Goldin Auctions sold one for $93,480 on 4/24/21.

Notable Features:

Cristiano Ronaldo rookie card (sticker)

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ronaldo2002PaniniFutebolStickersPSA10 going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 32

Schedule IX to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 375

Series Designation of #RONALDO2003PANINIMEGACRAQUESPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RONALDO2003PANINIMEGACRAQUESPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RONALDO2003PANINIMEGACRAQUESPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #RONALDO2003PANINIMEGACRAQUESPSA10 until dissolution of #RONALDO2003PANINIMEGACRAQUESPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RONALDO2003PANINIMEGACRAQUESPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RONALDO2003PANINIMEGACRAQUESPSA10 through that certain Consignment Agreement dated as of 10/6/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RONALDO2003PANINIMEGACRAQUESPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RONALDO2003PANINIMEGACRAQUESPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 32

Number of #RONALDO2003PANINIMEGACRAQUESPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RONALDO2003PANINIMEGACRAQUESPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RONALDO2003PANINIMEGACRAQUESPSA10 sold at the Initial Offering of the #RONALDO2003PANINIMEGACRAQUESPSA10 Interests (excluding the #RONALDO2003PANINIMEGACRAQUESPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RONALDO2003PANINIMEGACRAQUESPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RONALDO2003PANINIMEGACRAQUESPSA10 Interests.
Officers	There shall initially be no specific officers associated with #RONALDO2003PANINIMEGACRAQUESPSA10, although, the Managing Member may appoint Officers of #RONALDO2003PANINIMEGACRAQUESPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Ronaldo2003PaniniMegaCraquesPSA10

Investment Overview

•	Upon completion of the SERIES #Ronaldo2003PaniniMegaCraquesPSA10 Offering, SERIES #Ronaldo2003PaniniMegaCraquesPSA10 will purchase a Cristiano Ronaldo 2003 Panini Sports Mega Craques PSA 10 (The “Underlying Asset” with respect to SERIES #Ronaldo2003PaniniMegaCraquesPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Cristiano Ronaldo is a Portuguese professional soccer player who plays for Serie A club Juventus and captains the Portugal National team.
•	Often considered the best player in the world and widely regarded as one of the greatest players of all time, Ronaldo has won five Ballon d'Or awards and four European Golden Shoes, both of which are records for a European player.
•	He has won 31 major trophies in his career, including seven league titles, five UEFA Champions Leagues, one UEFA European Championship, and one UEFA Nations League title.
•	Ronaldo holds the records for the most goals (134) and assists (40) in the history of the UEFA Champions League. He is one of the few recorded players to have made over 1,000 professional career appearances and has scored over 770 official senior career goals for club and country. He is also the second male to score 100 international goals and the first European one to achieve the feat.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 32

Asset Description

Overview and authentication:

•	This card was described by PWCC as “Arguably the most desired Soccer/Futbol Rookie Card in the world...Cristiano is without question one of the greatest Footballers of all-time and is one of the most popular humans in history with over 240 million Instagram followers.”
•	Graded Gem Mint 10 by PSA, this card is one of 38 to have received that grade out of 171 total submissions to PSA.
•	The most recent sale of this card, according to CardLadder, was for $319,800 by Goldin Auctions on 10/4/21

Notable Features:

Cristiano Ronaldo Rookie Card

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ronaldo2003PaniniMegaCraquesPSA10 going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 32

Schedule X to Fourteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 376

Series Designation of #BRADYDEBUTTICKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADYDEBUTTICKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADYDEBUTTICKET with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADYDEBUTTICKET until dissolution of #BRADYDEBUTTICKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADYDEBUTTICKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADYDEBUTTICKET through that certain Consignment Agreement dated as of 10/9/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADYDEBUTTICKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADYDEBUTTICKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #BRADYDEBUTTICKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADYDEBUTTICKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADYDEBUTTICKET sold at the Initial Offering of the #BRADYDEBUTTICKET Interests (excluding the #BRADYDEBUTTICKET Interests acquired by any Person other than Investor Members).

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 32

Other rights	Holders of #BRADYDEBUTTICKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADYDEBUTTICKET Interests.
Officers	There shall initially be no specific officers associated with #BRADYDEBUTTICKET, although, the Managing Member may appoint Officers of #BRADYDEBUTTICKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #BradyDebutTicket

Investment Overview

•	Upon completion of the SERIES #BradyDebutTicket Offering, SERIES #BradyDebutTicket will purchase a Tom Brady NFL Debut Full Ticket PSA 7 (The “Underlying Asset” with respect to SERIES #BradyDebutTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.
•	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.
•	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.
•	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.
•	As of this writing, the forty-something future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45

Asset Description

Overview and authentication:

•	This offering is a Full Box Office Ticket from Tom Brady’s NFL Debut against the Detroit Lions on November 23, 2000
•	Graded a Near Mint 7 by PSA, this ticket is a POP 1 with only 1 graded higher out of 6 total submissions.
•	There are several factors that go into the desirability of a Tom Brady NFL Debut Ticket. First is whether it is a full ticket or a stub, with the full ticket being more desirable. The second is whether it is a box office ticket or a season ticket, with box office tickets being more desirable. Finally the third is the quality of the ink printing, with bold print fetching a premium over faded or light print.
•	A PSA 2 Box Office Stub sold via Goldin Auctions on 10/2/21 for $26,400.
•	This ticket previously sold for $11,100 via Heritage Auctions on 8/30/20.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 32

Notable Features:

Tom Brady NFL Debut Full Box Office Ticket

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyDebutTicket going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 32

Schedule XI to Fifteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 377

Series Designation of #MLBALLSTARGAMETICKETRUNCOLLECTION,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MLBALLSTARGAMETICKETRUNCOLLECTION, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 22, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MLBALLSTARGAMETICKETRUNCOLLECTION with effect from the effective date hereof and shall continue to act as the Managing Member of #MLBALLSTARGAMETICKETRUNCOLLECTION until dissolution of #MLBALLSTARGAMETICKETRUNCOLLECTION pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MLBALLSTARGAMETICKETRUNCOLLECTION shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MLBALLSTARGAMETICKETRUNCOLLECTION through that certain Consignment Agreement dated as of 10/18/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MLBALLSTARGAMETICKETRUNCOLLECTION from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MLBALLSTARGAMETICKETRUNCOLLECTION Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,200,000.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 32

Number of #MLBALLSTARGAMETICKETRUNCOLLECTION Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MLBALLSTARGAMETICKETRUNCOLLECTION Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MLBALLSTARGAMETICKETRUNCOLLECTION sold at the Initial Offering of the #MLBALLSTARGAMETICKETRUNCOLLECTION Interests (excluding the #MLBALLSTARGAMETICKETRUNCOLLECTION Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MLBALLSTARGAMETICKETRUNCOLLECTION Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MLBALLSTARGAMETICKETRUNCOLLECTION Interests.
Officers	There shall initially be no specific officers associated with #MLBALLSTARGAMETICKETRUNCOLLECTION, although, the Managing Member may appoint Officers of #MLBALLSTARGAMETICKETRUNCOLLECTION from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MLBAllStarGameTicketRunCollection

Investment Overview

•	Upon completion of the SERIES #MLBAllStarGameTicketRunCollection Offering, SERIES #MLBAllStarGameTicketRunCollection will purchase a MLB All Star Game Ticket Run, 1933-2019, PSA Graded (The “Underlying Asset” with respect to SERIES #MLBAllStarGameTicketRunCollection, as applicable), the specifications of which are set forth below.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 32

Athlete(s) Overview:

•	The Major League Baseball All-Star Game, also known as the "Midsummer Classic", is an annual professional baseball game sanctioned by Major League Baseball (MLB) and contested between the all-stars from the American League (AL) and National League (NL)
•	All-Stars are selected by fans for starting fielders, by managers for pitchers, and by managers and players for reserves.
•	No official MLB All-Star Games were held in 1945 and 2020, and no official selection of players took place, due to World War II travel restrictions and the COVID-19 pandemic, respectively. Two All-Star Games were held each season from 1959 to 1962.

Asset Description

Overview and authentication:

•	Currently the only 100% complete set of All-Star Game Tickets on the PSA Registry.
•	Ranked 4th in average grade on the PSA Registry.
•	Contains tickets from every MLB All-Star Game from 1933 through 2019 (There was no All Star game played in 2020 because of COVID).
•	The 1959 PSA 8 and 1962 PSA 8 are both the highest graded examples for their respective years, POP 1 with none graded higher.
•	The 1967 PSA 8 (POP 10) and 2019 PSA 10 (POP 4) are both the highest graded examples for their respective years as well with none graded higher.

Notable Features:

PSA Graded Ticket from every MLB All Star game from 1933 through 2019.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MLBAllStarGameTicketRunCollection going forward.

Schedules to Fifteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 32